                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 14, 1998



                       AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)


           Texas                         1-9016                 75-6335572

(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
Incorporation or Organization)          Number)             Identification No.)

      6210 North Beltline Road, Suite 170, Irving, Texas         75063-2656
           (Address of Principal Executive Offices)              (ZIP Code)


        Registrant's telephone number, including area code: (972)756-6000



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 14 and October 16, 1998, American Industrial Properties REIT (the "Trust") purchased the A&A Portfolio consisting of five light industrial properties totaling approximately 561,000 square feet located in Virginia.
The properties were acquired from five entities for total consideration of $40,170,000. The purchase price was funded with $22,421,000 in assumed debt and the remainder in borrowings from Developers Diversified Realty Corporation, a strategic investor in the Trust.

     Customer sizes range from 1,589 square feet to 154,226 square feet, with the major customers including AT&T, Emery Airfreight, Richards Corporation, Shared Laboratory Services and Schlumberger Tech.

     The A&A Portfolio includes the following properties:

     (1) AT&T - BATTLEFIELD. AT&T Battlefield ("Battlefield") was acquired on October 14, 1998 from Battlefield/Virginia, Inc. Battlefield is comprised of 2 buildings located on 12.3 acres in Manassas, Virginia and contains 154,226 square feet of light industrial space. Battlefield was constructed in 1989 and 1991 and is 100% leased to 1 customer.

     (2) GREENBRIER CIRCLE. Greenbrier Circle was acquired on October 16, 1998 from A&A Greenbrier, Inc. Greenbrier Circle is comprised of 2 buildings located on 15.4 acres in Chesapeake, Virginia and contains 228,690 square feet of light industrial space. The property was constructed in 1981 and 1983 and is 82% leased to 18 customers.

     (3) GREENBRIER TECH. Greenbrier Tech was acquired on October 16, 1998 from A&A Greenbrier Tech, Inc. Greenbrier Tech is comprised of 1 building located on 8.5 acres in Chesapeake, Virginia and contains 95,162 square feet of light industrial space. The property was constructed in 1986 and is 95% leased to 10 customers.

     (4) NORTHPOINTE B. Northpointe B was acquired on October 16, 1998 from A&A Northpointe B, Inc. Northpointe B is comprised of 1 building located on
         2.9 acres in Sterling, Virginia and contains 36,654 square feet of light industrial space. Northpointe B was constructed in 1986 and is 100% leased to 2 customers.

     (5) NORTHPOINTE C. Northpointe C was acquired on October 16, 1998 from A&A Northpointe C, Inc. Northpointe C is comprised of 1 building located on
         4.3 acres in Sterling, Virginia and contains 46,080 square feet of light industrial space. Northpointe C was constructed in 1987 and is 88% leased to 4 customers.

     After the acquisition of the A&A Portfolio, the Trust now owns, directly or through operating partnerships, 60 real estate properties in 13 states. The Trust's industrial properties are concentrated in the Texas market with 23 of the 48 industrial properties located in the Dallas, Austin and Houston areas. The office buildings are primarily located in the west with three of the ten located in California. The two retail properties are located in Colorado and Florida.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Financial Statements of Businesses Acquired.

           Financial statements will be filed within sixty (60) days from the date this report is filed.

(b)        Pro forma Financial Information.

           Pro forma financial information will be filed within sixty (60) days from the date this report is filed.

(c)        Exhibits:

           Exhibits will be filed within sixty (60) days from the date this report is filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN INDUSTRIAL PROPERTIES REIT


                                      By: /s/ Charles W. Wolcott
                                          ------------------------------------
                                          Charles W. Wolcott
                                          President and Chief Executive Officer

Dated:  October 29, 1998